UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2005

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In August 1988, the Board of Directors of Nordson Corporation declared a dividend of one common share purchase right for each common share outstanding on September 9, 1988. Rights are also distributed with common shares issued by Nordson Corporation (the "Company") after that date. The rights may only be exercised if a party acquires 15 percent or more of the Company’s Common Shares. The exercise price of each right is $175.00 per share. The rights trade with the shares until the rights become exercisable, unless the Board of Directors sets an earlier date for the distribution of separate right certificates.

A Second Restated Rights Agreement (the "Rights Agreement") was entered into on May 21, 2003 between the Company and National City Bank (Cleveland, Ohio), as rights agent. On December 7, 2005, the Board of Directors of the Company, by resolution, authorized termination of the Rights Agreement and directed management to take the necessary actions to implement the termination.

On December 20, 2005, Nordson Corporation and National City Bank signed an amendment to the Rights Agreement providing for termination of the Rights Agreement effective December 31, 2005. The Amendment, which is attached to this Form 8-K as Exhibit 10.1, is incorporated by reference into this Item.

Item 1.02 Termination of a Material Definitive Agreement.

The description of the termination of the Rights Agreement included in Item 1.01 of this Form 8-K is incorporated by reference into this Item.

Item 3.03 Material Modifications to Rights of Security Holders.

The description of the termination of the Rights Agreement included in Item 1.01 of this Form 8-K is incorporated by reference into this Item.

Item 8.01 Other Events.

On December 7, 2005, and acting upon the recommendation of the Governance and Nominating Committee, the Board of Directors of Nordson Corporation adopted share ownership guidelines for directors and executive officers. The Nordson Corporation Governance Guidelines will be amended to incorporate the share ownership guidelines. The share ownership guidelines are attached to this Form 8-K as Exhibit 99.1.

The Governance Guidelines may be reviewed at the "Corporate/Governance" section of the Company’s website, www.nordson.com.

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

Exhibit 10.1 Amendment to Second Restated Rights Agreement dated December 20, 2005 between Nordson Corporation and National City Bank (Cleveland, Ohio), as rights agent.

Exhibit 99.1 Share Ownership Guidelines for Directors and Executive Officers adopted by the Board of Directors of Nordson Corporation on December 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

December 22, 2005	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Secretary and Assistant General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Second Restated Rights Agreement dated December 20, 2005 between Nordson Corporation and National City Bank (Cleveland, Ohio), as rights agent.
99.1	Share Ownership Guidelines for Directors and Executive Officers adopted by the Board of Directors of Nordson Corporation on December 7, 2005.